Investor Conference Call February 2, 2012 Exhibit 99.1

Forward-Looking Statements
Statements of our goals, intentions and expectations;
Statements regarding our business plans and prospects and growth and operating strategies;
Statements concerning trends in our provision for loan losses and charge-offs;
Statements regarding the asset quality of our loan and investment portfolios; and
Estimates of our risks and future costs and benefits.
Significantly increased competition among depository and other financial institutions;
Inflation and changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments;
General economic conditions, either nationally or in our market areas, including employment prospects and conditions that are worse than expected;
Decreased demand for our products and services and lower revenue and earnings because of a recession or other events;
Adverse changes and volatility in the securities and credit markets;
Legislative or regulatory changes that adversely affect our business;
Changes in consumer spending, borrowing and savings habits;
Changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board and the Public Company Accounting Oversight Board;
Future adverse developments concerning Fannie Mae or Freddie Mac;
Changes in monetary and fiscal policy of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board;
Changes in policy and/or assessment rates of taxing authorities that adversely affect us;
The timing and the amount of revenue that we may recognize;
Changes in expense trends (including, but not limited to, trends affecting non-performing assets, charge offs and provisions for loan losses);
The impact of the continuing governmental effort to restructure the U.S. financial and regulatory system;
The extensive reforms enacted in the Dodd-Frank Act which will impact us;
The adoption of implementing regulations by a number of different regulatory bodies under the Dodd-Frank Act, and uncertainty in the exact nature, extent and timing of such regulations and the impact they will have on us, including the impact of coming under the jurisdiction of new federal regulators;
Changes in our organization, or compensation and benefit plans;
Inability of third-party providers to perform their obligations to us;
Adverse changes and volatility in real estate markets;
A slowing or failure of the moderate economic recovery;
The strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets; and.
The ability of the U.S. Federal Government to manage federal debt limits.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-
looking statements.
These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:
This presentation contains forward-looking statements, which can be identified by the use of such words as estimate, project, believe, intend, anticipate, plan, seek, expect and similar expressions.  These forward-looking statements include:

Organized in 1997 as the mid-tier stock holding company for Third Federal
Savings & Loan Association of Cleveland (“Thrift”), which was founded in
1938 by Ben and Gerome Stefanski
Completed first step IPO conversion in April 2007
TFSL (NASDAQ)
Financials at 12/31/2011:
Total Assets:       $11.1B
Total Deposits:      $  8.7B
Shareholders’ Equity: $  1.8B
Market Capitalization: $  2.8B
As of December 31, 2011, there were 308.9 million shares outstanding, of which 73.5% were held by the Mutual Holding Company
Overview of TFS Financial Corporation

Strategic Overview
Our business model is to originate and service first mortgage loans and continue to service existing home equity loans and lines, which we fund with core retail deposits
Historically a fixed rate lender, but Smart Rate adjustable rate mortgage product has been major part of originations since introduced to market in July 2010
ARM portion of production (58% current qtr; 55% fiscal 2011; 19% fiscal 2010)
First mortgage loans and retail deposits have been generated mainly in OH/FL footprint.
New state expansion began in May 2011, offering our Smart Rate adjustable rate mortgage to refinance customers through our Customer Service and Internet Channels and using our underwriting standards and processing requirements of our traditional markets.
Only non-commissioned Third Federal associates have been and continue to be used to gather applications, underwrite and process the requests to generate mortgage loans and home equity loans and lines
First mortgage originations continue to be made using stringent, conservative lending standards.  For first mortgages originated during the current fiscal year, the average
FICO score was 777, and the average LTV was 61%.
Being a low-cost provider is a critical strategic advantage
Historically, stock repurchases and dividends have supplemented shareholder returns, but are currently suspended by regulatory action.

Cleveland
Columbus
Cincinnati

Tampa
Sarasota
Fort Myers
West Palm Beach
Fort Lauderdale

ThirdFederal®
SAVINGS & LOAN

Ohio
22 full service branches in Northeast Ohio
4 loan production offices in the Columbus area (Central Ohio)
4 loan production offices in the Cincinnati area (Southwestern Ohio)
Markets of Operation
Florida
Organic, de novo expansion into Florida started in
2000
9 full service branches along the West Coast from
New Port Richey to Naples
8 full-service branches along the East Coast from
Palm Gardens to Hallandale
Source: SNL Financial  for market data as of June 30, 2011
Deposits from Company data as of December 31, 2011
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Tampa-St.Petersburg-Clearwater, FL 5 1,121 1.86 8
Miami-Fort Lauderdale, FL 8 1,010 0.66 26
Cape Coral-Fort Myers, FL 2 263 2.14 14
Sarasota-Bradenton-Venice, FL 1 258 1.53 12
Naples-Marco Island, FL 1 120 1.18 17
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Cleveland-Elyria-Mentor, OH 19 5,384 11.23 3
Akron, OH 3
503
4.21 8
Ohio Totals 22 5,887 2.64 9
Florida Totals 17 2,772 0.66 22

Financial Highlights
(Dollars in Thousands) At, or for the year ended,
9/30/11 9/30/10 9/30/09 12/31/11 9/30/11 12/31/10
Balance Sheet
Assets ($) 10,892,948 11,076,027 10,598,840 11,058,126 10,892,948 11,064,672
Net Loans ($) 9,750,943 9,181,749 9,219,585 10,012,862 9,750,943 9,704,444
Deposits ($) 8,715,910 8,851,941 8,570,506 8,658,513 8,715,910 8,793,314
Common Equity ($) 1,773,924 1,752,897 1,745,865 1,795,960 1,773,924 1,747,576
Balance Sheet Ratios
Loans/ Deposits (%) 111.9 103.7 107.6 115.6 111.9 110.4
TCE / TA (%) 16.2 15.8 16.4 16.2 16.2 15.7
Thrift Only Ratios:
Core Capital Ratio (%) 13.9 12.1 12.5 13.8 13.9 13.5
Tier 1 Risk Based Ratio (%) 21.0 18.0 17.3 21.0 21.0 20.1
Total Risk Based Capital Ratio (%) 22.3 19.2 18.2 22.2 22.3 21.3
Profitability
Net Interest income ($) 247,648 227,506 230,075 64,255 64,016 59,686
Provision for loan losses ($) (98,500) (106,000) (115,000) (15,000) (19,000) (34,500)
Net Interest income after prov for loan losses ($) 149,148 121,506 115,075 49,255 45,016 25,186
Non-interest income ($) 30,982 58,638 67,384 5,709 7,137 6,819
Non-interest expense ($) (168,055) (161,933) (162,388) (42,479) (41,584) (42,944)
Income (loss) before income taxes ($) 12,075 18,211 20,071 12,485 10,569 (10,939)
Income tax benefit (expense) ($) (2,735) (6,873) (5,676) (4,026) (2,090) 3,591
Net income (loss) ($) 9,340 11,338 14,395 8,459 8,479 (7,348)
Net interest margin (%) 2.32 2.16 2.20 2.40 2.42 2.21
Non-interest expense to average assets (%) 1.54 1.50 1.51 1.55 1.54 1.55
Asset Quality
NPAs/ Assets (%) 2.3 2.7 2.6 1.7 2.3 2.6
NCOs/ Avg Loans (%) 0.8 0.7 0.7 3.0 0.6 0.8
Reserves/ Loans (%) 1.6 1.4 1.0 1.0 1.6 1.5
Texas Ratio (NPAs & TDRs / TCE & LLR) (%) 19.6 20.9 17.4 16.5 19.6 21.0
At, or for the three months ended,

Capital Position as of December 31, 2011
16.17%
13.78%
20.99%
22.24%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
Tangible Common
Equity Ratio (TFSL)
Core Capital Ratio
(Thrift)
Tier 1 Risk-based Ratio
(Thrift)
Total Risk-Based
Capital Ratio (Thrift)
Well Capitalized
6.00%
10.00%
5.00%
TFSL/Thrift

Loan and Deposit Balances
*About Home Today: An affordable housing program targeted toward low and moderate income home buyers that is designed to teach the essential skills needed for successful homeownership. Most loans supported by private mortgage insurance.  Cumulative loan originations under this program have been less than $20 million over the last three years.
80% of first mortgages in Ohio
Also service $4.9 billion in loans for
others
No brokered deposits
Average branch has $222 million in deposits
Gross Loan Balances 12/31/2011
73%
2%
24%
1%
Residential non-Home
Today
Residential Home Today
Equity loans and lines of
credit
Other
Deposit Data 12/31/2011
68%
12%
20%
0%
Certificates of Deposit
Negotiable Order of
Withdrawal
Savings
Accrued Interest

Adjustable Rate Loan Production
Smart Rate adjustable product began July 2010
In the quarter ended 12/31/11, total loan production of $748 million was 58%
ARM and 42% fixed
Average credit score of quarter ended 12/31/11, ARM production is 778 with average LTV of 60%
0
10
20
30
40
50
60
70
80
90
100
110
FY 2009 FY 2010 FY 2011 Qtr 12/31/11
% Fixed vs. % Adjustable First Mortgage Loan Production
Variable
Fixed

Adjustable Rate Growth
As of 12/31/11, 43% of all real estate loans, including equity loan products, are adjustable rate
Total ARMs of $2.2 billion represents 29% of all first mortgages at 12/31/11, compared to 14% of all first mortgages as of 9/30/10
In May 2011, we began expansion of our Smart Rate adjustable rate mortgage into 10 new states
PA, NJ, IL, NC, VA, CT, TN, CO, OR and WA
New state expansion represents $66 million in closed loans as of 12/31/11
Adjustable Mortgages as a Percentage of  Total
First Mortgage Portfolio
0
5
10
15
20
25
30
FY 2009 FY 2010 FY 2011 12/31/2011

Loan Delinquencies and Charge-offs
Dollars in millions Loan
Balances
12/31/11 12/31/11 9/30/11 9/30/10 12/31/11 9/30/11 9/30/11 9/30/10
Residential non-Home Today
Ohio $5,944 1.2% 1.4% 1.9% $9 $2 $9 $5
Florida $1,297 3.5% 5.1% 5.2% 18 3 9 7
Other 207            0.5% 0.7% 1.5% - - - -
Total $7,448 1.6% 2.1% 2.5% $27 $5 $18 $12
Residential Home Today
Ohio $229 23.9% 30.0% 34.8% $23 $1 $7 $5
Florida 9                 22.5% 32.1% 32.1% 1                   - - -
Total $238 23.8% 30.1% 34.6% $24 $1 $7 $5
Home Equity Loans and Lines of Credit
Ohio $937 1.3% 1.6% 2.0% $5 $3 $10 $7
Florida 689            1.9% 3.3% 4.1% 14                 4 29 33
California 287            1.1% 1.4% 1.5% 1                   1 5 4
Other 484            1.4% 2.1% 2.4% 3                   1 5 5
Total $2,397 1.4% 2.2% 2.6% $23 $9 $49 $49
Other $77 1.7% 4.3% 4.2% $1 - $1 $2
Overall Total $10,160 2.1% 2.9% 3.5% $75 $15 $75 $68
Quarter-end
Net Charge Offs
Delinquencies at:
FYE
Charge-offs for quarter ended 12/31/11 impacted by charge-off of SVA, which had a balance of
$55.5 million at 9/30/11

Regulatory Status
Company believes it has met all key provisions of February 7, 2011,
MOU received from OTS, subject to OCC/Fed regulatory exam validation
Regulatory bodies: OCC (for thrift); Federal Reserve (holding company);
CFPB; FDIC
Dividends and stock buyback program still subject to regulatory 45-day non-objection
OCC charge-off rules implemented during quarter resulting in the charge-off of SVA, which had a balance of $55.5 million at September
30, 2011. No income statement impact, but the allowance, delinquencies and non-performing loans decreased accordingly.
No direction on proposed Fed rules for MHC dividend waivers

Cash Dividends and Stock Repurchases
Under the terms of the MOU, TFS Financial must provide 45 days written notice and obtain the non-objection of its regulator prior to the Company’s intent to declare and pay dividends to its stockholders or repurchase any of its outstanding stock.
The Company understands and shares the view of the importance to shareholders of dividends and stock repurchases. However, given the new regulators and oversight, The Federal Reserve and the OCC will need to review and determine the ability of the Company to repurchase stock and declare dividends moving forward. It is unclear the exact timing of any decisions with regard to these steps.  The Company continues to work diligently to resolve this matter on behalf of the Company and its shareholders.

Summary
Focus on our core competency of originating high credit quality 1-4 family residential mortgages primarily in our banking footprint, expanding into new markets with our adjustable rate mortgage loans
TFSL has a strong capital position and flexibility at the holding company
Working with new regulatory agencies to refocus efforts on returning to shareholder-enhancing activities
Dividends
Share Buybacks

ThirdFederal®
SAVINGS & LOAN

ThirdFederal®
SAVINGS & LOAN

15 Investor Conference Call February 2, 2012 Investor Questions